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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 14, 1998 included in CDnow, Inc.'s previously filed Form S-1 registration statement (File No. 333-41241) dated February 10, 1998 for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                    Arthur Andersen LLP

Philadelphia, Pa.,
April 23, 1998